INCOME TAXES	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
INCOME TAXES
17.	INCOME TAXES
The components of the pretax loss from domestic and foreign operations for the years ended December 31, 2021 and 2020 were as follows:

	Years Ended December 31,
	2021	2020
US loss before income taxes	$(132,585)	$(56,439)
Foreign income before income taxes	7,745	1,901

Pretax loss from operations	$(124,840)	$(54,538)

The provision (benefit) for income taxes for the years ended December 31, 2021 and 2020 is as follows:

	Years Ended December 31,
	2021	2020
Current:
Federal	$—	—
State	2	—
Foreign	2,377	1,410

Total	2,379	1,410

Deferred:
Federal	(5,957)	—
State	(339)	—
Foreign	(3,603)	(943)

Total	(9,899)	(943)

(Benefit) provision for income taxes	$(7,520)	$467

The provision for income taxes differs from the amount of income tax determined by applying the applicable U.S. statutory federal income tax rate to pretax income as a result of the following differences:

	Years Ended December 31,
	2021		2020

Federal statutory rate	$(26,216)	21.00%	$(11,453)	21.00%
Adjustments for tax effects of:
Permanent differences and other	(477)	0.38%	634	(1.16)%
Warrants	2,421	(1.94)%	200	(0.37)%
Stock-based compensation	(2,399)	1.92%	(203)	0.37%
Increase in valuation allowance	19,151	(15.34)%	11,289	(20.70)%

(Benefit) provision for income taxes	$(7,520)	6.02%	$467	(0.86)%

The significant components of the Company’s deferred tax assets and liabilities were as follows as of December 31, 2021 and 2020:

	December 31,
	2021	2020
Deferred tax assets:
Accrued expenses	$2,105	$1,969
Inventories	409	353
Deferred revenue	14,160	5,503
Lease liability	7,244	7,426
Stock options	7,950	2,082
Warrants	—	519
Interest expense	1,075	—
Net operating losses	41,688	30,264
Tax credits	898	923
Other	—	4

Total deferred tax assets	75,529	49,043
Valuation allowance	(58,235)	(39,084)

Total deferred tax assets, net	17,294	9,959

Deferred tax liabilities:
Right of use asset	(6,723)	(6,954)
Depreciation and amortization	(5,160)	—
Other	(18)	—
Unrealized gain	—	(757)

Total deferred tax liabilities	(11,901)	(7,711)

Net deferred tax assets	$5,393	$2,248

The realization of deferred tax assets may be dependent on the Company’s ability to generate sufficient income in future years in the associated jurisdiction to which the deferred tax assets relate. A valuation allowance against the net deferred tax assets has been recorded at December 31, 2021 and 2020, in the amount of $58,235 and $39,084, respectively, as realization of the deferred tax assets is uncertain.

The Company considers all available positive and negative evidence, including scheduled reversals of deferred tax liabilities, projected future taxable income, tax planning strategies and recent financial performance. Based on the review of all positive and negative evidence, including a three-year cumulative pre-tax book loss, it was concluded that a full valuation allowance should be recorded against all U.S. deferred tax assets at December 31, 2021 and 2020. In the event that the Company were to determine that it would be able to realize all or part of its U.S. deferred tax assets in the future, it would decrease the valuation allowance and recognize a corresponding tax benefit in the period in which it made such a determination.
The Company acquired Planetary Systems Corporation in a plan of reorganization under IRC Section 368 on November 15, 2021. Under ASC 805-740, the Company recorded deferred tax liabilities of $6,762 related to developed technology, customer lists, backlog, trademarks and trade name and fixed assets as part of the business combination. As a result of recording the deferred tax liabilities, the Company’s valuation allowance decreased by $6,296. While the adjustment is a result of the plan of reorganization, ASC 805-740-30-3 requires the reduction in the valuation allowance to be recognized as a benefit in the income statement, and not as a component of acquisition accounting.
As of December 31, 2021 and 2020, the Company had unrecognized tax benefits of $835 and $800 related to net operating losses incurred in prior years, respectively, of which $667 and $632 will affect the effective tax rate if recognized when the Company no longer has a valuation allowance offsetting its deferred tax assets, respectively.
The reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits for the years ended December 31 is as follows:

	2021	2020
Balance at beginning of year	$800	$800
Increase related to current year tax position	35	—

Balance at end of year	$835	$800

The Company believes it is reasonably possible it will not reduce its unrecognized tax benefits within the next year.
Due to the net operating loss (“NOL”) carryforwards, the U.S. federal and state returns are open to examination by the Internal Revenue Service and state jurisdictions for all years beginning with the year ended March 31, 2016. Our foreign subsidiaries are generally subject to examination within four years from the end of the tax year during which the tax return was filed. The years subject to audit may be extended if the entity substantially understates corporate income tax. The Company is not currently under examination by the IRS, foreign or state and local tax authorities.
The Company recognizes interest and penalties related to uncertain tax positions as a component of the income tax provision. As of December 31, 2021 and 2020, there were no accrued interest and penalties.
At December 31, 2021 and 2020, the Company had federal NOL carryforwards of approximately $195,305 and $143,712, respectively, which is comprised of definite and indefinite NOLs. The Company had definite federal NOL carryforwards of approximately $57,135 as of December 31, 2021 and 2020, which begin to expire in varying amounts beginning in 2034. Federal NOLs generated after 2017 of approximately $138,170 and $86,577 as of December 31, 2021 and 2020, respectively will carryforward indefinitely and are available to offset up to 80% of future taxable income each year. The Company also had state NOL carryforwards of approximately $19,587 and $10,769 as of December 31, 2021 and 2020, respectively, available to reduce future taxable income, if any. If not realized, the state NOLs will begin to expire in varying amounts beginning in 2035. Utilization of the NOL carryforwards may become subject to annual limitations due to ownership changes that could occur in the future as provided by Section 382 of the Internal Revenue Code of 1986, as amended, as well as similar state and foreign provisions. These ownership changes may limit the amount of the NOL and tax credit carryforwards that can be utilized annually to offset future taxable income. The Company has engaged outside consultants to perform a Section 382 analysis, which, as of December 31, 2021, has not been completed. If a Section 382 ownership change has occurred, then the carrying amount of any tax attribute carryforwards may be restricted or eliminated. If eliminated, the related asset would be removed from the deferred tax assets with a corresponding reduction in the valuation allowance.
The Company does not record U.S. income taxes on the undistributed earnings of its foreign subsidiaries based upon the Company’s intention to permanently reinvest undistributed earnings to ensure sufficient working capital and further expansion of existing operations outside the United States. In the event the Company is required to repatriate funds from outside of the United States, such repatriation would be subject to local laws, customs and tax consequences.
The Jobs Act subjects a U.S. shareholder to tax on global intangible low-taxed income (“GILTI”) earned by certain foreign subsidiaries. The Company has elected to account for GILTI in the year the tax is incurred in accordance with the FASB Staff Q&A, Topic 740, No. 5, Accounting for Global Intangible Low-Taxed Income, which states that an entity can make an accounting policy election to either recognize deferred taxes for temporary basis differences expected to reverse as GILTI in future years or to provide for the tax expense related to GILTI in the year the tax is incurred as a period expense.
The Jobs Act amended the Internal Revenue Code (the “Code”), effective for amounts paid or incurred in tax years beginning after December 31, 2021, to eliminate the immediate expensing of research and experimental expenditures (“R&E”) and require taxpayers to charge their R&E expenditures and software development costs (collectively, R&E expenditures) to a capital account. Capitalized costs are required to be amortized over five years (15 years for expenditures attributable to foreign research). Additionally, we may claim the R&E credit only for costs that are eligible to be treated as R&E expenditures under the Code, it is expected that any amounts treated as qualified research expenditures for purposes of the R&E credit also will be capitalized under Code. Generally, we would expect both the amount of our net operating losses and R&E credits generated to decrease compared to tax years 2021 and prior over the next 5 years. Due to our full federal valuation allowance, we anticipate these changes to be immaterial.
On March 27, 2020, The CARES Act was signed into law in response to the economic challenges facing U.S. businesses. The CARES Act provides sweeping tax changes in response to the
COVID-19
pandemic. Some of the more significant provisions are removal of certain limitations on utilization of net operating losses, increasing the loss carryback period for certain losses to five years, and increasing the ability to deduct interest expense, as well as amending certain provisions of the previously enacted Tax Cuts and Jobs Act.
On December 27, 2020, the United States enacted the Consolidated Appropriations Act of 2021 (“CAA”). The CAA includes provisions extending certain CARES Act provisions and adds coronavirus relief, tax and health extenders.